Exhibit 10.2.2

AMENDMENT NO. 2 TO AMENDED AND RESTATED INVESTORS’ AGREEMENT

This Amendment (the “Amendment”) dated as of July 23, 2004 to the Amended and Restated Investors’ Agreement dated as of October 6, 2000, and as subsequently amended by Amendment No. 1 dated as of December 31, 2001 among DeCrane Holdings Co. (the “Company”) and DeCrane Aircraft Holdings, Inc. (“Opco” and, together with the Company, the “Companies”), the DLJ Entities (as defined therein), the DLJIP Entities (as defined therein), the Putnam Entities (as defined therein) and certain other Stockholders named therein.

W  I  T  N  E  S  S  E  T  H:

WHEREAS, the Companies, the DLJ Entities, the DLJIP Entities and the Putnam Entities are parties to the Amended and Restated Investors’ Agreement dated as of October 6, 2000, as amended (the “Investors’ Agreement”); and

WHEREAS, the parties hereto desire to amend the Investors’ Agreement as provided herein;

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

Section 1.         Definitions; References.  Unless otherwise specifically defined herein, each term used herein which is defined in the Investors’ Agreement shall have the meaning assigned to such term in the Investors Agreement.  Each reference to “hereof”, “hereunder”, “herein”, and hereby and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Investors’ Agreement shall from and after the date hereof refer to the Investors’ Agreement as amended hereby.

Section 2.         Amendment to Definition of Senior Preferred Stock.  The definition of Senior Preferred Stock in the Investors’ Agreement is amended to be the Senior Redeemable Exchangeable Preferred Stock of Opco, as amended from time to time.

Section 4.         Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

Section 5.         Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Amendment shall become effective when this Amendment or a counterpart hereto has been executed by the Company (with the approval of the board of directors of the Company) and Stockholders holding at least 75% of the outstanding Shares, calculated on a Fully Diluted basis.

Section 6.         Effect of Amendment.  Except as expressly set forth herein, the amendments contained herein shall not constitute an amendment of any term or condition of the Investors’ Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DECRANE HOLDINGS CO.

By:	/s/ R. JACK DECRANE
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

DECRANE AIRCRAFT HOLDINGS, INC.

By:	/s/ R. JACK DECRANE
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

DLJ MERCHANT BANKING PARTNERS II, L.P.

BY DLJ MERCHANT BANKING II, INC., Managing General Partner

By:	/s/ MICHAEL S. ISIKOW
	Name:	Michael S. Isikow
	Title:	Vice President

DLJ MERCHANT BANKING PARTNERS II-A, L.P.

BY DLJ MERCHANT BANKING PARTNERS II, INC., Managing General Partner

By:	/s/ MICHAEL S. ISIKOW
	Name:	Michael S. Isikow
	Title:	Vice President

DLJ OFFSHORE PARTNERS II, C.V.

BY DLJ MERCHANT BANKING PARTNERS II, INC., Advisory General Partner

By:	/s/ MICHAEL S. ISIKOW
	Name:	Michael S. Isikow
	Title:	Vice President

DLJ DIVERSIFIED PARTNERS, L.P.

BY DLJ DIVERSIFIED PARTNERS, INC., Managing General Partner

By:	/s/ MICHAEL S. ISIKOW
	Name:	Michael S. Isikow
	Title:	Vice President

DLJ DIVERSIFIED PARTNERS-A, L.P.

BY DLJ DIVERSIFIED PARTNERS, INC., Managing General Partner

By:	/s/ MICHAEL S. ISIKOW
	Name:	Michael S. Isikow
	Title:	Vice President

DLJMB FUNDING II, INC.

By:	/s/ MICHAEL S. ISIKOW
	Name:	Michael S. Isikow
	Title:	Vice President

DLJ EAB PARTNERS, L.P.

BY DLJ LBO PLANS MANAGEMENT CORPORATION, General Partner

By:	/s/ MICHAEL S. ISIKOW
	Name:	Michael S. Isikow
	Title:	Vice President

DLJ MILLENNIUM PARTNERS, L.P.

BY DLJ MERCHANT BANKING II, INC., Managing General Partner

By:	/s/ MICHAEL S. ISIKOW
	Name:	Michael S. Isikow
	Title:	Vice President

UK INVESTMENT PLAN 1997 PARTNERS

BY UK INVESTMENT PLAN 1997, INC., General Partner

By:	/s/ MICHAEL S. ISIKOW
	Name:	Michael S. Isikow
	Title:	Vice President

DLJ FIRST ESC L.P.

BY DLJ LBO PLANS MANAGEMENT CORPORATION, General Partner

By:	/s/ MICHAEL S. ISIKOW
	Name:	Michael S. Isikow
	Title:	Vice President

DLJ ESC II L.P.

BY DLJ LBO PLANS MANAGEMENT CORPORATION, General Partner

By:	/s/ MICHAEL S. ISIKOW
	Name:	Michael S. Isikow
	Title:	Vice President

DLJ MILLENNIUM PARTNERS-A, L.P.

BY DLJ MERCHANT BANKING II, INC., Managing General Partner

By:	/s/ MICHAEL S. ISIKOW
	Name:	Michael S. Isikow
	Title:	Vice President

DLJ INVESTMENT PARTNERS, L.P.

BY DLJ INVESTMENT PARTNERS II, INC., Managing General Partner

By:	/s/ JOHN M. MORIARTY, JR.
	Name:	John M. Moriarty, Jr.
	Title:	Managing Director

DLJ INVESTMENT PARTNERS II, L.P.

BY DLJ INVESTMENT PARTNERS II, INC., Managing General Partner

By:	/s/ JOHN M. MORIARTY, JR.
	Name:	John M. Moriarty, Jr.
	Title:	Managing Director

DLJIP HOLDINGS, L.P.

BY DLJ INVESTMENT PARTNERS II, INC., Managing General Partner

By:	/s/ JOHN M. MORIARTY, JR.
	Name:	John M. Moriarty, Jr.
	Title:	Managing Director

PUTNAM INVESTMENT MANAGEMENT, LLC on behalf of:
PUTNAM VARIABLE TRUST - PUTNAM VT HIGH YIELD FUND
PUTNAM HIGH YIELD TRUST

By:	/s/ MICHAEL E. DEFAO
	Name:	Michael E. DeFao
	Title:	Senior Vice President

NEON CAPITAL LIMITED

By:	/s/ PAUL COPE
	Name:	Paul Cope
	Title:	Director